39 Change of control	12 Months Ended
Dec. 31, 2020
Change Of Control
Change of control
Note	39 | Change of control

On December 28, 2020, Pampa Energía S.A., the holder of 100% of edenor’s Class A shares, representing 51% of edenor‘s share capital, entered into a share purchase and sale agreement, as the seller, with Empresa de Energía del Cono Sur S.A.

By virtue of such agreement, Pampa Energía agreed, subject to certain conditions precedent, such as the approval of both its shareholders’ meeting and the ENRE, to sell control of edenor by transferring all the Class A shares and votes in edenor.

In this regard, on February 17, 2021, the Shareholders’ meeting of Pampa Energía approved the referred to transaction, whereas at the date of issuance of these financial statements the Regulatory Authority’s authorization is in process.